Exhibit 31.1
                                                                    ------------

              CHAIRMAN OF THE BOARD AND CO-CHIEF EXECUTIVE OFFICER
              ----------------------------------------------------
          CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13A-14 AS ADOPTED
          -------------------------------------------------------------
           PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.
           ----------------------------------------------------------

I, Gino N. Pala, Chairman of the Board and Co-Chief Executive Officer of Dixon Ticonderoga Company, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Dixon Ticonderoga Company for the quarter ended June 30, 2004;

     2. Based on my knowledge, this quarterly report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

        a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

        b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

        c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;

     6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  August 13, 2004          By:    /s/ GINO N. PALA
       ---------------                 ----------------
                                       Gino N. Pala
                                       Chairman of Board, Co-Chief Executive
                                       Officer and Director

                                                                    Exhibit 31.2
                                                                    ------------

              VICE CHAIRMAN OF BOARD AND CO-CHIEF EXECUTIVE OFFICER
              -----------------------------------------------------
          CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13A-14 AS ADOPTED
          -------------------------------------------------------------
           PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.
           ----------------------------------------------------------

I, Richard F. Joyce, Vice Chairman of Board, Co-Chief Executive Officer, President and Director of Dixon Ticonderoga Company, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Dixon Ticonderoga Company for the quarter ended June 30, 2004;

     2. Based on my knowledge, this quarterly report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

        a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

        b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

        c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;

     6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  August 13, 2004          By:    /s/ RICHARD F. JOYCE
       ---------------                 --------------------
                                       Richard F. Joyce
                                       Vice Chairman of Board, Co-Chief
                                       Executive Officer, President and Director

                                                                    Exhibit 31.3
                                                                    ------------

       EXECUTIVE VICE PRESIDENT OF FINANCE AND CHIEF FINANCIAL OFFICER
       ---------------------------------------------------------------
        CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13A-14 AS ADOPTED
        -------------------------------------------------------------
          PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.
          ----------------------------------------------------------

I, Richard A. Asta, Executive Vice President of Finance, Chief Financial Officer and Director of Dixon Ticonderoga Company, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Dixon Ticonderoga Company for the quarter ended June 30, 2004;

     2. Based on my knowledge, this quarterly report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

        a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

        b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

        c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;

     6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  August 13, 2004          By:    /s/ RICHARD A. ASTA
       ---------------                 -------------------
                                       Richard A. Asta
                                       Executive  Vice  President  of  Finance,
                                       Chief Financial Officer and Director